SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

A.D.A.M., INC.

(Exact name of registrant as specified in its charter)

Georgia	0-26962	58-1878070
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4658
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (770) 980-0888

Item 7. Financial Statements and Exhibits

The press release issued by A.D.A.M., Inc. on October 29, 2003 announcing its results for the third quarter of 2003 is filed herewith as Exhibit 99.1.

Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition

On October 29, 2003, A.D.A.M., Inc. issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release is furnished as part of this report and incorporated by reference in response to Items 9 and 12 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
Date: October 29, 2003	By:	/s/ ROBERT S. CRAMER, JR.
Robert S. Cramer, Jr. Chief Executive Officer

	By:	/s/ KEVIN S. NOLAND
Kevin S. Noland Chief Operating Officer (acting principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated October 29, 2003